SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[ X ]    Preliminary Information Statement
[     ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[     ]    Definitive Information Statement

FC FINANCIAL SERVICES INC.
(Name of Registrant as Specified in its Charter)

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FC FINANCIAL SERVICES INC.
7075 Place Robert-Joncas , Unit 131
Montreal, Quebec H4M 2Z2
Tel: (514) 270-5770

NOTICE OF ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

                             , 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the holder of a majority of the outstanding shares in the common stock of FC Financial Services Inc. (the “Company”) intends to, by written consent in lieu of a special meeting of the stockholders of the Company, approve the following corporate actions (the “Corporate Actions”):

1.

To confirm, ratify and approve a prior amendment to the Company’s Articles of Incorporation authorizing the creation of 100,000,000 shares of preferred stock, par value $0.00001 per share (the “Amendment”);

2.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “FC Financial Services Inc.” to “ICP Solar Technologies Inc.” (the “Name Change”); and

3.	To approve the adoption of the Company’s 2006 Stock Incentive Plan.

The Corporate Actions were approved by resolution of the Board of Directors of the Company on November 1, 2006. The Company’s Board of Directors fixed November 7, 2006 as the record date for determining the holders of the Company’s voting stock entitled to notice and receipt of this Information Statement. The Corporate Actions are expected to be approved by the holder of a majority of the outstanding shares on or about November 7, 2006. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock.

The attached Information Statement is being circulated to provide you with notice that a stockholder holding a majority of the voting power of the Company’s common stock will, by written consent, approve the Corporate Actions. No further action by the Company’s stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Corporate Actions cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Corporate Actions.

By Order of the Board of Directors of FC Financial Services Inc.,

Sass Peress
President, Chief Executive Officer, and Director

FC FINANCIAL SERVICES INC.
7075 Place Robert-Joncas, Unit 131
Montreal, Quebec H4M 2Z2
Tel: (514) 270-5770

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.00001, of FC Financial Services Inc., a Nevada corporation (“we”, “us”, “our” or the “Company”). The purpose of this Information Statement is to provide notice that the Company’s majority stockholder, Equity Transfer & Trust Company (“Equity Transfer”), holding 20,000,000 of the issued and outstanding shares of common stock of the Company as of November 7, 2006 (the “Record Date”) intends to approve the following corporate actions (the “Corporate Actions”):

1.

To confirm, ratify and approve a prior amendment to the Company’s Articles of Incorporation authorizing the creation of 100,000,000 shares of preferred stock, par value $0.00001 per share (the “Ratification”);

2.	To approve an amendment to the Company’s Articles of Incorporation by changing the name of the Company from “FC Financial Services Inc.” to “ICP Solar Technologies Inc.” (the “Name Change”); and

3.	To approve the Company’s 2006 Stock Incentive Plan.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of its common stock. This Information Statement will be sent out on or about                      , 2006 (the “Mailing Date”) to the stockholders of the Company as of the Record Date.

The Company has been advised that its majority stockholder who currently exercises voting power over an aggregate of approximately 20,000,000 shares, or 69% of the outstanding common stock of the Company, intends to vote for the Corporate Actions on the Record Date.

A Certificate of Amendment to the Company’s Articles of Incorporation was filed with the Nevada Secretary of State on November 29, 2005 creating a class of 100,000,000 shares of preferred stock, par value $0.00001 per share, a copy of which is attached hereto as Schedule “A”. The Certificate of Amendment was filed by the Company without obtaining the requisite stockholders’ consent required under the Company’s Bylaws. Upon approval of the Ratification, the Company intends to file a Certificate of Correction with the Nevada Secretary of State evidencing the adoption and ratification of the Certificate of Amendment. The Ratification of the Preferred Stock will permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series. The Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately twenty (20) days after the Mailing Date.

The following stockholder of the Company, representing approximately 69% of the voting power of the Company, intends to provide its written consent to the Corporate Actions as described in this Information Statement:

Name of Stockholder	Number of Shares Held Outstanding	Percentage of Outstanding Shares(1)
Equity Transfer & Trust Company(2)	20,000,000(2)	69%

Notes:

(1)	Based on [29,000,000] shares of common stock issued and outstanding as of the Record Date.

(2)

Equity Transfer & Trust Company holds 20,000,000 shares of the common stock of the Company (the “Trust Shares”) as trustee pursuant to the terms of the Exchange and Voting Trust Agreement dated September 29, 2006 among the Company, the Company’s wholly owned subsidiary, 1260491 Alberta Inc., Sass Peress, the Peress Family Trust, the Sass Peress Family Trust, Eastern Liquidity Partners Ltd., Arlene Ades, and Joel Cohen (collectively the “Beneficiaries”), Taras Chebountchak and Orit Stolyar. Under the terms of the Exchange and Voting Trust Agreement between the parties dated September 29, 2006, the Trust Shares are to be cancelled as each Class A Exchangeable Share of 1260491 Alberta Inc. is exchanged by the Beneficiaries for shares of the Company. Until the Class A Exchangeable Shares are exchanged and the Trust Shares are cancelled, the voting rights to the Trust Shares are beneficially held by the Trustee for the Beneficiaries as follows: (i) 301,497 Trust Shares held by Eastern Liquidity Partners Ltd., (ii) 440,529 Trust Shares held by The Sass Peress Family Trust, (iii) 6,626,787 Trust Shares held by The Peress Family Trust, (iv) 11,222,995 Trust Shares held by Sass Peress, (v) 879,706 Trust Shares held by Arlene Ades, and (vi) 528,486 Trust Shares held by Joel Cohen.

The Company is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Nevada Revised Statutes. No additional action will be undertaken by the Company with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the adoption of the Corporate Actions.

EFFECTIVE DATE

Under Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporate Actions cannot become effective until twenty (20) days after the Mailing Date. The Company is not seeking written consent from any of its stockholders, other than the majority stockholder described above, and the remaining stockholders will not be given an opportunity to vote with respect to the Corporate Actions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

1.	Advising stockholders of the proposed actions to be taken by written consent; and

2.	Giving stockholders advance notice of the proposed actions to be taken, as required by the Exchange Act.

Stockholders who are not afforded an opportunity to consent or otherwise vote with respect to the proposed actions to be taken have no right under Nevada law to dissent or require a vote of all the Company’s stockholders.

ACTION TAKEN BY WRITTEN CONSENT

The Company anticipates that the Corporate Actions will be authorized by written consent of its majority stockholder without a meeting. If the Corporate Actions are not adopted by written consent, the Corporate Actions would be required to be considered by the Company’s stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Corporate Actions. Pursuant to Nevada Revised Statutes Section 78.320, unless otherwise provided in the Company’s Articles of Incorporation or the Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Pursuant to Nevada Revised Statutes Section 78.390, and the Company’s Articles of Incorporation and Bylaws, a majority of the voting power is required in order to approve the Corporate Actions. In order to eliminate the costs and management time involved in holding a special meeting, the Board of Directors determined to proceed with the Corporate Actions by obtaining the written consent of a stockholder holding a majority of the voting power of the Company.

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company has fixed the close of business on November 7, 2006 as the record date for determining the stockholders entitled to approve the Corporate Actions and to receive copies of this Information Statement (the “Record Date”). As of the Record Date, there were [29,000,000] shares of common stock outstanding. The Company’s common stock constitutes the sole outstanding class of its voting securities. As at the date hereof, the Company has not issued any preferred stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of its voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Taras Chebountchak Director Former CEO, CFO, President and Treasurer 11 Townsgate Dr., PH 6 Thornhill, Ontario, Canada L4J 8G4	708,000 Direct	2.4%
Common Stock	Orit Stolyar Director Former Vice-President and Secretary 69 Whitney Place Thornhill, Ontario, Canada L4J 6V6	69,250 Direct	*
Common Stock	Sass Peress Chief Executive Officer and President 287 Kindersley Avenue Montreal, Quebec, Canada H3R 1R6	18,290,311(2)(4) Indirect	63.1%
Common Stock	Joel Cohen Chief Financial Officer, Secretary and Treasurer 2800 Cote Vertu, #106 Montreal, Quebec, Canada H4R 2M5	528,486(3) Indirect	1.8%
Common Stock	All Officers and Directors as a Group (4 persons)	19,596,047	67.8%
5% STOCKHOLDERS

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
Common Stock	Equity Transfer & Trust Company 120 Adelaide St. W., Ste 420 Toronto, Ont. M5H 4C3(4)	20,000,000(4) Direct	69%
Common Stock	Sass Peress Chief Executive Officer and President 287 Kindersley Avenue Montreal, Quebec, Canada H3R 1R6	18,290,311(2)(4) Indirect	63.1%

Notes
* Represents less than 1%.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on the date of this Information Statement. As of November 7, 2006, the Company had [29,000,000] shares of its common stock issued and outstanding.

(2)

Consists of 18,290,311 Class A Exchangeable Shares of 1260491 Alberta Inc. held by the following: 440,529 shares held by The Sass Peress Family Trust, Sass Peress as Trustee under the Sass Peress Family Trust has voting and investment power over the shares, (ii) 6,626,787 shares held by The Peress Family Trust, Sass Peress as Trustee under The Peress Family Trust has voting and investment power over the shares; and (iii) 11,222,995 shares by Sass Peress. The 18,290,311 Class A Exchangeable Shares are exchangeable into 18,290,311 shares of the Company on the terms and conditions of the Exchange and Voting Trust Agreement, see Note 4 below.

(3)

Consists of 528,486 Class A Exchangeable Shares of 1260491 Alberta Inc. held by Mr. Cohen, which are exchangeable into 528,486 shares of the Company on the terms and conditions of the Exchange and Voting Trust Agreement, see Note 4 below.

(4)

Equity Transfer & Trust Company holds 20,000,000 shares of the common stock of the Company (the “Trust Shares”) as trustee pursuant to the terms of the Exchange and Voting Trust Agreement dated September 29, 2006 between the Company, the Company’s wholly owned subsidiary 1260491 Alberta Inc., Sass Peress, the Peress Family Trust, the Sass Peress Family Trust, Eastern Liquidity Partners Ltd., Arlene Ades, and Joel Cohen (collectively the “Beneficiaries”), Taras Chebountchak and Orit Stolyar. Under the terms of the Exchange and Voting Trust Agreement between the parties dated September 29, 2006, the Trust Shares are to be cancelled as each Class A Exchangeable Share of 1260491 Alberta Inc. is exchanged by the Beneficiaries for shares of the Company. Until the Class A Exchangeable Shares are exchanged and the Trust Shares are cancelled, the voting rights to the Trust Shares are beneficially held by the Trustee for the Beneficiaries as follows: (i) 301,497 Trust Shares held by Eastern Liquidity Partners Ltd., (ii) 440,529 Trust Shares held by The Sass Peress Family Trust, (iii) 6,626,787 Trust Shares held by The Peress Family Trust, (iv) 11,222,995 Trust Shares held by Sass Peress, (v) 879,706 Trust Shares held by Arlene Ades, and (vi) 528,486 Trust Shares held by Joel Cohen.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain summary information concerning the compensation paid or accrued for each of the Company’s last three completed fiscal years to the Company’s or its principal subsidiaries’ Chief Executive Officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at November 30, 2005, the end of the Company's last completed fiscal year) (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE
		ANNUAL COMPENSATION			LONG TERM COMPENSATION
Name and Title	Years Ended Nov. 30	Salary ($)	Bonus ($)	Other Annual Compen- sation ($)	AWARDS		PAYOUTS	All Other Compen- sation ($)
					Restricted Stock Awarded	Option s/ SARs* (#)	LTIP payouts ($)
Taras Chebountchak Director, Former Chief Executive Officer, Treasurer, and President	2005 2004 2003	$0 $0 $0	$0 $0 $0	$0 $0 $0	0 0 0	0 0 0	$0 $0 $0	$0(1)(2)(3) $0 $0
Orit Stolyar Former Vice President, Secretary, and Director	2005 2004 2003	$0 $0 $0	$0 $0 $0	$0 $0 $0	0 0 0	0 0 0	$0 $0 $0	$0(1)(3) $0 $0

Notes
(1)	During the year ended November 30, 2005, the Company recognized a total of $24,000 for donated services at $2,000 per month provided by Mr. Chebountchak and Ms. Stolyar to the Company.

(2)	During the year ended November 30, 2005, the Company recognized a total of $3,600 for donated rent at $300 per month provided by the President of the Company.

(3)

During the year ended November 30, 2005, the President and Vice-President of the Company incurred operating expenses for the Company totalling $28,193 (2004 - $22,573). In April 2005, the Company repaid $28,606, comprising of $28,193 of principal payment and $413 of interest payment. As at November 30, 2005, no amounts were due to Mr. Chebountchak and Ms. Stolyar.

Stock Option Grants

The Company did not grant any stock options to the Named Executive Officers during its most recent fiscal year ended November 30, 2005 and no stock options have been granted since November 30, 2005.

Exercises Of Stock Options And Year-End Option Values

No stock options were exercised by the Named Executive Officers during the financial year ended November 30, 2005 and no stock options have been exercised since November 30, 2005.

Compensation of Directors

The Company’s directors do not receive any compensation for serving as members of the board of directors. During the year ended November 30, 2005, the Company recognized a total of $24,000 for donated services at $2,000 per month provided by Mr. Chebountchak and Ms. Stolyar to the Company. During the year ended November 30, 2005, the Company recognized a total of $3,600 for donated rent at $300 per month provided by the former President of the Company. During the year ended November 30, 2005, the former President and Vice-President of the Company incurred operating expenses for the Company totalling $28,193 (2004 - $22,573). In April 2005, the Company repaid $28,606, comprising of $28,193 of principal payment and $413 of interest payment. As at November 30, 2005, no amounts were due to Mr. Chebountchak and Ms. Stolyar.

2006 Stock Incentive Plan

On November 1, 2006, the Company established its 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of the 2006 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to the Company’s directors, officers, employees and eligible consultants and any entity that directly or indirectly is in control of or is controlled by the Company (a “Related Company”) to acquire and maintain stock ownership in the

Company in order to give these persons the opportunity to participate in its growth and success, and to encourage them to remain in the service of the Company or a Related Company.

The 2006 Plan is administered by the Board of Directors or by a committee of two or more non-employee directors appointed by the Board of Directors (the “Plan Administrator”). Subject to the provisions of the 2006 Plan, the Plan Administrator has full and final authority to grant the awards of stock options and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto. Options granted under the 2006 Plan may be either “incentive stock options,” which qualify for special tax treatment under the Internal Revenue Code of 1986, as amended, (the “Code”), nonqualified stock options or restricted shares.

All of the employees and members of the Board of Directors are eligible to be granted options. Individuals who have rendered or are expected to render advisory or consulting services to the Company are also eligible to receive options. The maximum number of shares of the Company’s common stock with respect to which options or rights may be granted under the 2006 Plan to any participant is 2,000,000.

The exact terms of the option granted are contained in an option agreement between the Company and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 75% of the fair market value of the common stock on the date of grant. The exercise price for nonqualified stock options is determined by the Plan Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

The Plan Administrator may amend the 2006 Plan at any time and in any manner, subject to the following: (1) no recipient of any award may, without his or her consent, be deprived thereof or of any of his or her rights thereunder or with respect thereto as a result of such amendment or termination; and (2) any outstanding incentive stock option that is modified, extended, renewed, or otherwise altered must be treated in accordance with Section 424(h) of the Code.

The 2006 Plan terminates on November 1, 2016 unless sooner terminated by action of the Board of Directors. All awards granted under the 2006 Plan expire ten years from the date of grant, or such shorter period as is determined by the Plan Administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of the Company’s common stock not purchased thereunder may again be available for issuance under the 2006 Plan.

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, with respect to the Corporate Actions except for the Company’s current and future directors and executive officers inasmuch as they may be granted stock options or stock awards pursuant to the 2006 Plan:

1.	each person who has been one of the Company’s directors or executive officers at any time since the beginning of the Company’s last fiscal year;

2.	each nominee for election as one of the Company’s directors; or

3.	any affiliate or associate of any of the foregoing persons.

Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

EQUITY COMPENSATION PLAN INFORMATION AS AT NOVEMBER 30, 2005
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders	Nil	Nil	Nil
Equity Compensation Plans not approved by security holders	Nil	Nil	Nil
Total	Nil	Nil	Nil

CHANGES IN CONTROL

On September 29, 2006 (the “Closing Date”), the Company entered into a share purchase agreement (the “Share Purchase Agreement”) among ICP Solar Technologies Inc. (“ICP”), Sass Peress, the Peress Family Trust, the Sass Peress Family Trust, Eastern Liquidity Partners Ltd., Arlene Ades, and Joel Cohen (collectively the “ICP Stockholders”) Taras Chebountchak and Orit Stolyar (together the “FC Principals”), and 1260491 Alberta Inc., the Company’s wholly owned subsidiary (“Exchangeco”). Under the terms of the Share Purchase Agreement, the Company acquired, through Exchangeco, all of the outstanding shares of ICP.

On the Closing Date, Exchangeco issued to the ICP Stockholders 20,000,000 Class A Exchangeable Shares (the “Exchangeable Shares”) which are convertible into 20,000,000 shares of the Company on the terms and conditions of the exchangeable share support agreement and the voting trust agreement entered into in connection with the Share Purchase Agreement. The Exchangeable Shares were issued on the Closing Date to the ICP Stockholders as follows:

Name of Stockholder	Number and Class of Shares
Eastern Liquidity Partners Ltd.	301,497 Class A Exchangeable Shares
The Sass Peress Family Trust	440,529 Class A Exchangeable Shares
The Peress Family Trust	6,626,787 Class A Exchangeable Shares
Sass Peress	11,222,995 Class A Exchangeable Shares
Arlene Ades	879,706 Class A Exchangeable Shares
Joel Cohen	528,486 Class A Exchangeable Shares

As a condition of the Share Purchase Agreement, the FC Principals caused 4,222,750 of the issued and outstanding shares of the Company held by them to be cancelled and to transfer 20,000,000 of their shares to a trustee (the “Trustee”) to be cancelled in accordance with the terms of the exchange and voting trust agreement. Following the exchange of all of the Exchangeable Shares held by the ICP Stockholders and the cancellation of the 20,000,000 shares held by the Trustee, the ICP Stockholders will hold 20,000,000 of the 29,000,000 shares, or 69% of the Company’s issued and outstanding shares of common stock, as at the Record Date.

Also in connection with the Company’s acquisition of ICP, the Company entered into a loan agreement (the “Loan Agreement”) dated May 16, 2006, as amended on July 4, 2006 with ICP pursuant to which the Company loaned to ICP US$1,500,000 (the “Loan”), to be repaid by the earlier of November 8, 2006 or 90 days following the closing of the acquisition (the “Maturity Date”), at an interest rate of 10% per annum payable on the Maturity Date. The Loan was repaid by ICP on the Closing Date.

Following the completion of the Company’s acquisition of ICP, the Company’s business plan is to focus on the development, manufacturing and marketing of the solar power products developed by ICP. ICP manufactures, markets, and sells solar panel based products to the consumer goods, Original Equipment Manufacturers and integrated building materials markets through its distribution channels in over 100 countries.

Board and Officer Appointments

Pursuant to the terms of the Share Purchase Agreement, effective October 30, 2006 Orit Stolyar has resigned as the Company’s Vice President and Secretary and Taras Chebountchak resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President and Treasurer.

The following individuals were appointed as the officers of the Company effective October 30, 2006:

Name	Offices
Sass Peress	President and Chief Executive Officer
Joel Cohen	Secretary, Treasurer and Chief Financial Officer

Also under the terms of the Share Purchase Agreement, the Company agreed to appoint Sass Peress and Joel Cohen as members of the Board of Directors of the Company and Orit Stolyar agreed to resign as a member of the Board of Directors resulting in a change in a majority of the Directors. The appointments of Mr. Peress and Mr. Cohen as directors and the resignation of Orit Stolyar will not be effected until November 13, 2006 pursuant to the Company’s Schedule 14F-1 Information Statement as filed with the Securities and Exchange Commission on November 1, 2006.

PROPOSAL NUMBER ONE

RATIFICATION OF AMENDMENT TO THE COMPANY'S
ARTICLES OF INCORPORATION CREATING CLASS OF PREFERRED STOCK

Background

On November 28, 2005, the holders of 81.37% of the issued and outstanding shares of the Company’s common stock adopted by written consent an amendment to its Articles of Incorporation authorizing the creation of 100,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”), having the rights and restrictions set out in the Certificate of Amendment attached hereto as Schedule “A”. A Certificate of Amendment to the Company’s Articles of Incorporation effecting the creation of the Preferred Stock was filed with the Nevada Secretary of State on November 29, 2005 (the “Amended Articles”).

Article III of the Company’s Bylaws in effect on November 28, 2005 provided that any corporate action required by the Articles of Incorporation, the Bylaws or pursuant to the laws of the jurisdiction governing the formation of the Company, may be adopted by written consent of the stockholders without a meeting if the consent is signed by all of the stockholders of the Company. As the stockholders’ consent adopting the Amended Articles was not executed by all of the stockholders of the Company, the adoption of the Amended Articles was in violation of the Company’s Bylaws.

On September 1, 2006, the Company amended its Bylaws to allow for the adoption of a corporate action by its stockholders by written consent of stockholders in lieu of holding a special meeting pursuant to the provisions of the Nevada Revised Statutes. Pursuant to Section 78.320(2) of the Nevada Revised Statutes and the Company’s current Bylaws, the written consent of stockholders holding at least a majority of the voting power may adopt a corporate action by written consent in lieu of holding a special meeting of stockholders.

Reasons for Ratification of Amended Articles

On November 1, 2006, the Company’s Board of Directors unanimously executed a written consent authorizing and recommending that the Company’s stockholders approve a proposal to confirm, ratify and approve the Amended Articles (the “Ratification”). The purpose of the Ratification is to remedy the corporate deficiencies in the creation of the Preferred Stock and the filing of the Amended Articles. In order to eliminate the costs and management time involved in holding a special meeting, the Board of Directors of the Company voted to proceed with the Ratification by obtaining the written consent of stockholders holding a majority of the voting power of the Company.

Equity Transfer & Trust Company (“Equity Transfer”), the holder of 20,000,000 shares, or 69% of the issued and outstanding shares, of the Company’s common stock intends to execute a written consent authorizing and approving the Ratification on the Record Date. Upon approval of the Ratification, the Company intends to file a Certificate of Correction with the Nevada Secretary of State evidencing the adoption and ratification of the Amended Articles twenty (20) days after the Mailing Date. The Ratification of the Preferred Stock will permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series. Subject to the provisions of the Company's Articles of Incorporation and Bylaws as amended, and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.

The Ratification of the Amended Articles, would give the Board of Directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. The Company has no immediate intention to issue any preferred shares following the Ratification of the Preferred Stock. The Company is also not subject to any contractual obligations to issue any shares of its preferred stock as at the date hereof.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
A COPY OF THE CERTIFICATE OF AMENDMENT IS ATTACHED AS SCHEDULE “A” HERETO.

PROPOSAL NUMBER TWO

AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME
OF THE COMPANY TO “ICP SOLAR TECHNOLOGIES INC.”

Effective November 1, 2006, the Company’s Board of Directors unanimously executed a written consent authorizing, and recommending that its stockholders approve a proposal to change the Company’s name from “FC Financial Services Inc.” to “ICP Solar Technologies Inc.” or such other similar name as may be available (the “Name Change”).

Reasons for the Name Change

On September 29, 2006, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) among ICP Solar Technologies Inc. (“ICP”), Sass Peress, the Peress Family Trust, the Sass Peress Family Trust, Eastern Liquidity Partners Ltd., Arlene Ades, and Joel Cohen (collectively the “ICP Stockholders”) Taras Chebountchak and Orit Stolyar (together the “FC Principals”), and 1260491 Alberta Inc., the Company’s wholly owned subsidiary (“Exchangeco”). Under the terms of the Share Purchase Agreement the Company acquired, through Exchangeco, all of the outstanding shares of ICP.

Prior to completing the acquisition of ICP, the Company was in the business of providing indirect financing of installment contracts for automobile purchases and leases. The Company’s business model involved automobile dealers making arrangements with the Company to finance the purchase or lease of a vehicle. Following the acquisition of ICP, the Company is now engaged in the manufacturing, distribution and marketing of solar panel based products. In order to focus the Company’s resources on developing ICP’s technology and business, the Company no longer intends to proceed with automobile financing business activities. The Board of Directors believes that the new name will more accurately reflect the Company’s current business operations and focus in the area of marketing and sale of solar panel products, and will better promote public recognition.

ABOUT ICP SOLAR TECHNOLOGIES INC.

ICP was founded in 1988. Headquartered in Montreal, Canada, ICP manufactures, markets, and sells solar panel based products to the consumer goods, Original Equipment Manufacturers (“OEM”) and integrated building materials markets through its distribution channels in over 100 countries. ICP has a 20,000 square foot manufacturing facility in the United Kingdom, which produces amorphous silicon based solar cells that ICP integrates into various products.

ICP operates through its wholly owned subsidiaries: ICP Solar Technologies (UK) Ltd. (Wales) and ICP Global Technologies Inc. (CBCA).

Market And Products

ICP operates in the following three main market verticals:

1.	Consumer Goods,
2.	Original Equipment Manufacturers (“OEM”), and
3.	Integrated Building Materials.

The following is a list of ICP’s current products on the market or in development:

  SunseiTM 12V Solar Chargers (from 135mAmps to 8Amp sizes, Charge Controllers, Mounting and Expansion Kits, Coleman solar chargers from 100mAmps to 3.6Amps, 4A Charge Controller).

  Cut Solar Cells (from 54mm to 600mm in size VW Solar Charger, Winnebago Solar Charger for RV Roof).

  Solar Slate (in development).

Consumer Goods Market

The consumer goods market makes up approximately 10% of the solar panel industry. The consumer goods market is comprised of larger retail chain stores and specialty stores. ICP sells its integrated solar energy systems and other solar products under two main brands: SunseiTM its proprietary brand and Coleman®, (for which it is the holder of a license), to the consumer goods market. SunseiTM is positioned as ICP’s premium brand and Coleman® is ICP’s value brand line.

ICP’s products under the Coleman® brand are distributed to large retail chains such as Costco, Wal-Mart, Target, Sam’s Club, LeRoy Merlin. ICP sells its SunseiTM brand to specialty retailers in the marine market or battery market such as West Marine and Battery Alliance. ICP’s current product line is composed of turn key portable panel systems used for camping, yachting, battery recharging and other portable use.

ICP’s online market is composed of its own online shopping website at www.solarchargers.com and other third party online shopping websites. The third party online shopping websites include Amazon.com, Samsclub.com, Costco.com, Westmarine.com and HomeDepot.com.

OEM Market

In 2003, ICP entered into the OEM market, and is presently focusing on the automotive sector and the garden light sector. ICP currently supplies some of the leading solar garden light makers in China. ICP also has entered the automotive sector with a product that is used to allow a car battery to retain its electric charge when the car engine is not turned on for extended periods of time. The product consists of a proprietary small portable charger that is affixed onto the inside of the windshield of a car and plugged into the cigarette lighter or OBD (on-board diagnostic). ICP also supplies Winnebago, the leading worldwide RV manufacturer, with outdoor roof-mounted solar panels.

Integrated Building Material Market

The integrated building material market is the largest segment of the solar panel industry. ICP has a patented roof-tile technology that the Company hopes to finalize development of, over the next six months and subsequently enter the building materials market.

The Company’s new patented technology developed by ICP for a thin film amorphous solar cell can be seamlessly integrated into roofing lines for homes, buildings and other structures. Unlike standard poly-crystalline solar cell based panels that can interfere with the esthetics of a roof line, the thin film integrated tiles seamless integrates into roofing lines. Although the required panel area per kilowatt of electricity generated for amorphous panels is twice that of poly-silicon panels, the overall costs of power generation for amorphous based systems is less than that of poly-silicon based systems. Amorphous solar cells can generate more power on a watt for watt basis than traditional solar cells and utilize only 5% of the raw material used to make traditional poly-silicon cells. The Company believes that these panels can be sold to both the grid connected and off grid sectors of the market.

Significant Employees Of ICP

Sass Peress, CEO

Mr. Peress has been our President and Chief Executive Officer since October 30, 2006. Prior to founding ICP, Mr. Peress was the Vice President of Sales for a market-leading automotive accessory distributor. In 1985, he founded and headed an automotive aftermarket manufacturing company. He then founded ICP in 1988 and, as President and CEO, has reshaped ICP within the solar energy industry. With his scientific background and manufacturing experience, he has co-authored much of ICP’s intellectual property. Mr. Peress’ educational background includes studies in health sciences, organic chemistry and finance. He graduated with honors from Concordia University’s MBA International Business Program in Montreal, Canada. Mr. Peress was recently nominated for the Ernst & Young Canadian Entrepreneur of the Year award and is an active member of the Canadian Solar Energy Society and the American Solar Energy Society.

Arlene Ades, Executive Vice President, Head North American Sales

Arlene Ades joined ICP in early 2006 and assumed the position of Executive Vice-President, Head of North American Sales after an 18-year career atop sales management at Pitney Bowes. Having achieved top sales awards for several years running, Ms. Ades brings with her experience in strategic partner development, motivational speaking, product launches and forecasting. Ms. Ades’ experience includes the management of Pitney Bowes’ largest corporate accounts as a ‘cradle to grave’ manager of business organization.

Joel Cohen CFA, CFO

Mr. Cohen has been our Secretary, Treasurer and Chief Financial Officer since October 30, 2006. Mr. Cohen has extensive experience in biotechnology & high tech financings and in financial analysis. Mr. Cohen is a former investment banker at Canaccord Capital, where he specialized in biotechnology financings. He has worked on numerous IPOs, private and public financings for various companies worth over $100 million. Mr. Cohen acts as consultant for various companies both in and out of the technology sector such as Osta Biopharma, a biotechnology company which recently listed on the Canadian TSX venture exchange and where Mr. Cohen was a director and is presently consulting CFO Mr. Cohen has lectured in business valuation in the MBA program at McGill University. Mr. Cohen holds a Bachelor of Commerce degree in Finance from Concordia University and is a Chartered Financial Analyst.

EFFECTIVENESS OF THE NAME CHANGE

As of the Record Date, a stockholder holding 20,000,000 shares, or 69% of the outstanding shares of the Company’s common stock, executed a written consent authorizing and approving the Name Change. A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change twenty (20) days after the Mailing Date. If approved by the Company’s stockholders, the Name Change will become effective upon the filing of Amended Articles of Incorporation with the Secretary of State of the State of Nevada. The Effective Date of the Name Change is expected to be                   , 2006. Further, once the Name Change is approved, the Company will promptly thereafter change its OTC Bulletin Board trading symbol. The Company’s new OTC Bulletin Board trading symbol will be determined at the time the Name Change becomes effective.

The Name Change will not have any effect on the rights of the existing shareholders of the Company. The Name Change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will not be requested to surrender for exchange any stock certificates they hold. However, pursuant to the written consent resolutions executed by the Company’s majority stockholder and Section 78.390 of the Nevada Revised Statutes, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

No Appraisal Rights

Under Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the Name Change.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSAL NUMBER THREE

APPROVAL AND ADOPTION OF
THE 2006 STOCK INCENTIVE PLAN

GENERAL

On November 1, 2006, the Company’s Board of Directors established the 2006 Stock Incentive Plan expiring on November 1, 2016 (the “2006 Plan”).

The Company’s Board of Directors has determined that it would be in the best interests of the Company to adopt and approve a new long-term stock incentive plan which will facilitate the continued use of long-term equity-based incentives and rewards for the foreseeable future. The Company expects equity-based incentives to comprise an important part of the compensation packages needed to attract qualified executives, key employees, directors and consultants to the Company and in providing long-term incentives and rewards to those individuals responsible for the Company’s success. Accordingly, the Company’s Board of Directors approved the 2006 Plan. Pursuant to Section 78.320(2) of the Nevada Revised Statutes and the Company’s Bylaws, the written consent of stockholders holding at least a majority of the voting power may adopt a corporate action by written consent in lieu of holding a special meeting of stockholders.

The 2006 Plan is expected to ensure that the Company will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2006 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Code, among other things, provides certain tax advantages to persons granted stock options under a qualifying “incentive stock option plan.” The adoption of the 2006 Plan will allow option holders to take advantage of the favorable tax attributes associated with such options that may be granted under the 2006 Plan.

The material terms of the 2006 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2006 Plan, the full text of which is set forth as Schedule “B” to this Information Statement.

Purpose

The purpose of the 2006 Plan is to enhance the long-term stockholder value of the Company by offering opportunities to its directors, officers, employees and eligible consultants and any entity that directly or indirectly is in control of or is controlled by the Company (a “Related Company”) to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company’s growth and success, and to encourage them to remain in the Company or a Related Company.

Administration and Eligibility

The 2006 Plan is required to be administered by the Company’s Board of Directors or a committee appointed by, and consisting of two or more members of the Board of Directors (the “Plan Administrator”). The Plan Administrator has the exclusive authority, in its discretion, to determine all matters relating to any option granted (“Awards”) under the 2006 Plan including: (i) the selection of individuals to be granted Awards; (ii) the type of Awards; (iii) the number of shares of common stock subject to an Award; (iv) all terms, conditions, restrictions and limitations, if any, of an Award; and (v) the terms of any instrument that evidences the Award.

The Plan Administrator also has exclusive authority to interpret the 2006 Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the 2006 Plan’s administration. The Plan Administrator’s interpretation of the 2006 Plan and its rules and regulations is conclusive and binding on all parties involved or affected.

Stock Subject To the 2006 Plan

Options that are eligible for grant under the 2006 Plan to participants include: (a) incentive stock options, whereby the Company will grant options to purchase shares of its common stock to participants with the intention that the options qualify as “incentive stock options” as that term is defined in Section 422 of the Code;

or (b) non-incentive stock options, whereby the Company will grant options to purchase shares of its common stock to participants that do not qualify as “incentive stock options” under the Code.

The 2006 Plan provides that up to Two Million (2,000,000) shares of common stock are available for granting of awards under the 2006 Plan.

Terms of Awards

The Plan Administrator has the authority in its sole discretion to grant Awards to participants as incentive stock options or as non-qualified stock options, as appropriate.

Unless an earlier termination date is set by the Plan Administrator, Awards under the 2006 Plan will terminate at the earliest of the following:

(a)	Ten (10) years after the Award is granted;

(b)	On the day the employee’s employment terminates (or ceases to provide services to the Company if the grantee is a non-employee director or a consultant) (the “Employment Termination Date”);

(c)

Ninety (90) days after the Employment Termination Date, if the participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for cause, disability or death; or

(d)	Six (6) months after the Employment Termination Date, if the termination or cessation of services is a result of death or disability.

To the extent that the right to purchase shares under an Award has vested, in order to exercise the Award the participant must execute and deliver to the Company a written stock option exercise agreement or notice in a form and in accordance with procedures established by the Plan Administrator. In addition, the full exercise price of the Award must be delivered to the Company and must be paid in a form acceptable to the Plan Administrator.

The exact terms of the option granted are contained in an option agreement between the Company and the person to whom such option is granted. Eligible employees are not required to pay anything to receive options. The exercise price for incentive stock options must be no less than 75% of the fair market value of the common stock on the date of grant. The exercise price for nonqualified stock options is determined by the Plan Administrator in its sole and complete discretion. An option holder may exercise options from time to time, subject to vesting. Options will vest immediately upon death or disability of a participant and upon certain change of control events.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant. Options are not transferable except by will or by the laws of descent and distribution. Options granted under the 2006 Plan will become exercisable in the manner at the times and in the amounts determined by the Plan Administrator. Participants may exercise options by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares purchased under such exercise agreement, accompanied by payment in full in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator. All incentive stock options granted under the 2006 Plan must comply with Section 422 of the Code.

Adjustments

In the event that a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure, including without limitation, a related party transaction, results in: (a) the outstanding shares of common stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of the Company’s common stock, then the Plan Administrator generally has the authority to adjust (i) the maximum number and kind of securities subject to the 2006 Plan and issuable as incentive stock options and the maximum number and kind of securities that may be made subject to Awards to any individual and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefore. Any adjustment will be made in compliance with Section 409A of the Code.

Limits on Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and during the participant’s lifetime, such Awards may be exercised only by the participant. However, to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a participant to assign or transfer an Award or may permit a participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the participant’s death.

Settlement of Awards

The Company may settle Awards through the delivery of shares of its common stock, the granting of replacement Awards or any combination thereof as determined by the Plan Administrator. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as determined by the Plan Administrator.

The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents

Amendment or Termination of Plan

The Board of Directors may suspend, amend or terminate the 2006 Plan or any portion of the 2006 Plan at any time and in such respects as it shall deem advisable, provided that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that would: (a) increase the total number of shares available for issuance under the 2006 Plan, (b) modify the class of employees eligible to receive options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the 2006 Plan that would constitute a “modification” to incentive stock options outstanding on the date of such amendment shall not, without the consent of the participant, be applicable to such outstanding incentive stock options but shall have prospective effect only.

Withholding

The Plan Administrator may permit or require a participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the participant, (c) having the Company withhold a portion of any shares of common stock that would otherwise be issued to the participant having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering any shares of common stock that the participant previously acquired having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent the participant has held the surrendered shares for less than six months.

Certain Federal Income Tax Consequences

Non-Qualified Stock Options

The grant of Non-Qualified Stock Options generally will not be a taxable event to a participant under United States federal income tax laws so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the 2006 Plan should not have a readily ascertainable fair market value because they are not actively traded on an established securities market, are not transferable and will have more than a nominal exercise price. Accordingly, the participant will not likely be subject to any income tax consequences with respect to the granting of a Non-Qualified Stock Option unless and until the option is exercised.

Upon the exercise of a Non-Qualified Stock Option, the participant will generally have to recognize ordinary compensation income equal to the difference between the exercise price and the fair market value of the Company’s common stock on the date of exercise. However, if the shares to be received upon exercise of the Non-Qualified Stock Option are subject to restrictions, the participant may not have to recognize income upon exercise, and may be able to defer recognition until the shares have vested.

Incentive Stock Options

As with Non-Qualified Stock Options, generally there will not be any tax consequences to a participant upon the grant of an Incentive Stock Option. However, unlike Non-Qualified Stock Options, participants will generally not be required to recognize income upon the exercise of an Incentive Stock Option.

If the participant holds the shares received upon exercise of an Incentive Stock Option for a minimum of two years from the date the Award was granted and for a minimum of one year after exercise, then any gain recognized by the participant upon disposition of the shares will generally be treated as a capital gain. If the participant holds the shares for less than this period, then a portion of the gain, equal to the difference between the fair market value of the shares on the date the option was exercised and the exercise price of the shares, will be treated as ordinary income. The remaining portion of the gain will be treated as a capital gain. Any loss recognized upon disposition will generally be characterized as a capital loss.

Withholding Obligations

If a participant is an employee, United States federal and state withholding obligations for income and employment tax purposes may arise at the time that Non-Qualified Stock Options are exercised.

Relevant withholding taxes may include federal income tax, social security, medicare, state income tax (if applicable), state disability or unemployment (if applicable), and local taxes (if applicable).

Effective Date of Plan

The effective date of the 2006 Plan is November 1, 2006. If the Company’s stockholders do not approve the 2006 Plan within twelve (12) months after the Board of Directors’ adoption of the 2006 Plan, any incentive stock options granted under the 2006 Plan will be treated as Non-Qualified Stock Options.

New Plan Benefits

The Company has not granted any options under the 2006 Plan, and has no immediate plans to issue any options under the 2006 Plan as of the date hereof. The 2006 Plan is expected to ensure that the Company will have a sufficient number of long-term equity-based incentives and rewards to issue to its future employees as well as to help ensure, to the extent possible, the tax deductibility by the Company of awards under the 2006 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock is required to approve Proposal Number Three. The 2006 Plan was approved by resolution of the Board of Directors of the Company on November 1, 2006. The Board fixed November

7, 2006 as the record date for determining the holders of the Company’s voting stock entitled to notice and receipt of this Information Statement. The 2006 Plan is expected to be approved by the holder of a majority of the outstanding shares on or about November 7, 2006.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
A COPY OF THE 2006 STOCK INCENTIVE PLAN IS ATTACHED AS SCHEDULE “B” HERETO.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

FC Financial Services Inc.
7075 Place Robert-Joncas, Unit 131
Montreal, Quebec H4M 2Z2
Tel: (514) 270-5770

Stockholders may also address future requests for separate delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Corporate Actions.

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and the Company will not independently provide its stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company from the Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at 7075 Place Robert-Joncas, Unit 131, Montreal, Quebec H4M 2Z2, Tel: (514) 270-5770.

BY ORDER OF THE BOARD OF DIRECTORS OF
FC FINANCIAL SERVICES INC.

Date: , 2006

Sass Peress
President, Chief Executive Officer and Director

SCHEDULE “A”

Certificate of Amendment
As Filed with the Nevada Secretary of State on November 29, 2005

SCHEDULE “B”

2006 Stock Incentive Plan

FC FINANCIAL SERVICES INC.

 2006 STOCK INCENTIVE PLAN

Established November 1, 2006

ARTICLE 1.
THE PLAN

1.1 Title

This plan is entitled the “2006 Stock Incentive Plan” (the “Plan”) of FC Financial Services Inc., a Nevada corporation (the “Company”).

1.2 Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2.
DEFINITIONS

2.1 Definitions

The following terms will have the following meanings in the Plan:

“Award” means any Option granted under this Plan.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the shares of common stock, par value $0.00001 per share, of the Company.

“Consultant” means any consultant, agent, advisor or independent contractor who provides services to the Company or a Related Company, but does not include an officer or director of the Company.

“Consultant Participant” means a Participant who is defined as a Consultant Participant in Article 5.

“Corporate Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either:

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

“Disability,” unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

“Employment Termination Date” means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

“Exchange Act” means the United States Securities Exchange Ac t of 1934, as amended.

“Fair Market Value” means the per share value of the Common Stock determined as follows: (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the average closing price per share during the twenty trading days immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Capital Market, the OTC Bulletin Board service or the Pink Sheets electronic quotation service, the average of the closing bid and ask prices per share for the Common Stock as quoted by NASD, the OTC Bulletin Board or the Pink Sheets, as the case may be, during the twenty trading days immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

“Grant Date” means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Non-Qualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Article 7.

“Option Expiration Date” has the meaning set forth in Article 7.6.

“Option Term” has the meaning set forth in Article 7.3.

“Participant” means the person to whom an Award is granted as defined in Article 5.

“Plan Administrator” has the meaning set forth in Article 3.1.

“Related Company” means any entity that, directly or indirectly, is in control of or is controlled by the Company.

“Related Party Transaction” means: (a) a merger or consolidation of the Company in which the holders of shares of Common Stock immediately prior to the merger hold at least a majority of the shares of Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Successor Corporation” has the meaning set forth in Article 11.3(a) .

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3.
ADMINISTRATION

3.1 Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the “Plan Administrator”). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) ”outside directors” as contemplated by Section 162(m) of the Code and (b) ”non-employee directors” as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2 Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in this Article 4.1 and in Article 11.1, the maximum aggregate number of shares of Common Stock available for issuance under the Plan shall be Two Million (2,000,000) shares.

4.2 Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 11.1; and provided, further, that for purposes of Article 4.2, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

ARTICLE 5.
ELIGIBILITY

5.1 Plan Eligibility

An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects (a “Participant”). An Award may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant: (a) is a natural person; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6.
AWARDS

6.1 Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2 Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7.
AWARDS OF OPTIONS

7.1 Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options to Participants as Incentive Stock Options or as Non-Qualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)

the exercise price for Options granted to Participants other than Consultant Participants shall not be less than the minimum exercise price required by Article 8.3 with respect to Incentive Stock Options and shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date with respect to Non-Qualified Stock Options;

(b)	the exercise price for Options granted to Consultant Participants shall not be less than 75% of the Fair Market Value of the Common Stock on the Grant Date.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than “full-time” as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by the delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be delivered in the form of a check or bank draft or other method of payment or some combination thereof as may be acceptable to the Plan Administrator for that purchase.

7.6 Post-Termination Exercises

The Plan Administrator shall establish and set forth, in each instrument that evidences an Option, whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of:

(i)

if the Participant's Employment Termination Date occurs by reason of retirement, resignation or for any other reasons other than for Cause, Disability or death, the day which is thirty (30) days after such Employment Termination Date;

(ii) if the Participant's Employment Termination Date occurs by reason of Disability or death, the day which is six (6) months after such Employment Termination Date; and

(iii) the last day of the Option Term (the “Option Expiration Date”).

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of: (A) the Option Expiration Date, and (B) the day which is six (6) months after the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

Unless the Plan Administrator determines otherwise, a termination of the Participant’s status as an employee, officer, director or Consultant of the Company or any Related Company (the “Original Position”), other than a termination for Cause, death or Disability, the Participant shall not be deemed to have ceased to be employed by or to have ceased providing services to the Company or any Related Company, provided that the Participant acts as an employee, officer, director or Consultant of the Company or a Related Company eligible to receive an Award under the provisions of Article 5, in another capacity, immediately upon the termination of the Original Position.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8.
INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Non-Qualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6 Code Definitions

For the purposes of this Article 8, “parent corporation”, “subsidiary corporation” and “disability” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9.
WITHHOLDING

9.1 General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares Common Stock under the Plan until such obligations are satisfied.

9.2 Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by: (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any shares of Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any shares of Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10.
ASSIGNABILITY

10.1 Assignment

Neither an Award nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Awards may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after the Participant's death; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

ARTICLE 11.
ADJUSTMENTS

11.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in: (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in: (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Awards to any individual as set forth in Article 4, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3 Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the “Successor Corporation”).

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4 Further Adjustment of Awards

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5 Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12.
AMENDMENT AND TERMINATION

12.1 Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would: (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

12.2 Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3 Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 11 shall not be subject to these restrictions.

ARTICLE 13.
GENERAL

13.1 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2 No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3 Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4 No Rights as a Stockholder

No Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

13.5 Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock

Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

13.6 Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

13.9 Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14.
EFFECTIVE DATE

14.1 Effective Date of Plan

The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Non-Qualified Stock Options.